FOR IMMEDIATE RELEASE
                                                                November 9, 2004
For more information:
Richard Kellner                                Mary C. Buhay
Group Vice President, Finance                  Senior Vice President, Corporate
Medialink Worldwide Incorporated               Communications
Tel: (212) 682 8300                            Medialink Worldwide Incorporated
IR@medialink.com                               Tel: (212) 682 8300
                                               IR@medialink.com

           MEDIALINK SECURES $5 MILLION INVESTMENT FOR TELETRAX GROWTH

NEW YORK, November 9, 2004 - To fuel further growth of its global television tracking and video asset management unit, Teletrax(TM), and the media communications services firm as a whole, Medialink Worldwide Inc. (Nasdaq: MDLK) today announced it entered into a definitive agreement with institutional investors for the private placement of $5 million of securities to be issued by the Company.

"Teletrax has now proven its value to such prestigious television programming and broadcasting companies as the ABC Television Network, NBC News Channel, Buena Vista Television, Reuters Television and Universal Domestic Television, among others," said Laurence Moskowitz, Chairman, President and Chief Executive Officer of Medialink. "This funding will support an expanded sales and marketing effort for this world-class television rights management service."

The securities consist of five-year, redeemable, subordinated debentures bearing a variable interest rate of the higher of 7% or 450 basis points above LIBOR for the first three years and an adjusted rate thereafter. The debentures are convertible into common stock at a conversion price of $4.05, a premium of 23% over the closing price of the Company's common stock on November 8, 2004. In addition, the Company agreed to issue to the investors warrants to purchase an aggregate of 582,929 shares of the Company's common stock at an exercise price of $3.99 per share. In addition to supporting the development of Teletrax, the net proceeds will be used for working capital and to reduce bank borrowings.

The private placement of debentures and warrants was made under an exemption from the registration requirements of the Securities Act of 1933, as amended, and purchasers may not offer or sell the securities sold in the offering in the absence of an effective registration statement or exemption from registration requirements. As part of the transaction, the Company agreed to file a registration statement with the Securities and Exchange Commission within thirty days for the purpose of registering the resale of the common stock underlying the debentures and warrants issued in the private placement.

Teletrax offers vast potential to help broadcast content providers such as motion picture studios, television networks, producers and distributors of syndicated programming, sports rights holders as well as news organizations and advertisers unlock greater benefits from their video assets. Teletrax's technology embeds an imperceptible and indelible digital watermark into video whenever it is edited, transmitted, broadcast or duplicated. A global network of decoders or "detectors," then captures all occurrences of the embedded video being transmitted via satellite, cable or terrestrially and generates tracking reports for the content owners.

Reports of individual broadcast airings are delivered online in near real-time to each client's custom-designed portal or in data file transfers. Each client's broadcast activity is updated dynamically, 24 hours a day, enabling clients to respond immediately to reported results such as changes in end-user preferences or detections of unauthorized use. Teletrax maintains a proprietary network of detectors that monitor the television broadcasts of more than 600 stations in the top 100 markets in the United States, representing more than 85% of all television households. Its international network is comprised of 12 monitoring stations in Europe, Asia, the Middle East and South and Central America, which monitor more than 240 channels being broadcast from 50 nations.

Launched more than two years ago as a service using patented technology developed by a joint venture between Royal Philips Electronics of the Netherlands (NYSE: PHG) and Medialink, Teletrax is the first and only global video watermarking service. The underlying technology is patent protected both by Philips and Digimarc Corp. (Nasdaq: DMRC).

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

About Teletrax:

Teletrax (www.teletrax.tv) is the world's first global video broadcast monitoring and video asset management service. Launched in 2002, Teletrax provides clients with video watermarking services that enable them to precisely track and monitor where, when and how their content is being aired via cable, satellite and terrestrially. Clients can easily evaluate, respond to and manage broadcast information relating to their video content through Teletrax's Web-based reporting tools. Teletrax yields critical media intelligence that is of proven value to motion picture studios, news organizations, network and syndicated TV programmers, TV sports producers and distributors, brand marketers, corporate communicators, and advertising and public relations agencies.

About Medialink:

Medialink (www.medialink.com) is a global leader in providing comprehensive and compelling multimedia communication solutions and services for more than 3,000 corporations and other organizations seeking to communicate news to their audiences through television, radio, print and the Internet. The company provides production and satellite distribution of video and audio news, multimedia web casting services, press release newswire distribution, photography production and digital distribution, and strategic corporate communications consulting. Medialink also provides media monitoring and analysis and public relations research to help clients determine return on investment from their communications efforts. Based in New York, Medialink has offices in major cities across the United States and an international hub in London.

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For additional investor and financial information, please visit the Investor
Relations section of the Company's Web site (www.medialink.com).

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With the exception of the historical information contained in the release, the matters described herein contain certain "forward-looking statements" that are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this release are not promises or guarantees and are subject to risks and uncertainties that could cause our actual results to differ materially from those anticipated. These statements are based on management's current expectations and are naturally subject to uncertainty and changes in circumstances. We caution you not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Actual results may vary materially from those expressed or implied by the statements herein. Such statements may relate, among other things, to our ability to respond to economic changes and improve operational efficiency, the benefits of our products to be realized by our customers, or our plans, objectives, and expected financial and operating results. Forward-looking statements may also include, without limitation, any statement relating to future events, conditions or circumstances or using words such as: will, believe, anticipate, expect, could, may, estimate, project, plan, predict, intend or similar expressions that involve risk or uncertainty. These risks and uncertainties include, among other things, our recent history of losses, our ability to achieve or maintain profitability; worldwide economic weakness; geopolitical conditions and continued threats of terrorism; effectiveness of our cost reduction programs; our ability to develop new services and market acceptance of such services, such as Teletrax; the volume and importance of breaking news which can have the effect of crowding out the content we produce and deliver to broadcast outlets on behalf of our clients; our ability to develop new products and services that keep pace with technology; our ability to develop and maintain successful relationships with critical vendors; the potential negative effects of our international operations on the Company; future acquisitions or divestitures may adversely affect our operations and financial results; the absence of long term contracts with customers and vendors; and increased competition may have an adverse effect on pricing, revenues, gross margins and our customer base. More detailed information about these risk factors is set forth in filings by Medialink Worldwide Incorporated with the Securities and Exchange Commission, including the Company's registration statement, most recent quarterly report on Form 10-Q, most recent annual report on Form 10-K and other publicly available information regarding the Company. Medialink Worldwide Incorporated is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.